BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2004-SD1

New Issue Computational Materials

$234,399,933 (approximate +/-10%)

Asset-Backed Certificates,
Series 2004-SD1

Bear Stearns Asset-Backed Securities, Inc.
Issuer

EMC Mortgage Corporation
Mortgage Loan Seller

Wells Fargo Bank Minnesota, National Association
Master Servicer

All Statistical Information based upon Information as of February 1, 2004

March 15, 2004

BEAR
STEARNS

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Certificate Information to 10% Optional Clean-Up Call

--------- --------------- ------------------ -------------- ----------------------- ------------- -------- ------------------
           Certificate         Ratings            CE             Pass-Through          Window       WAL       Certificate
 Class       Size (1)        Moody's/S&P      Levels (1)             Rate              (mos)       (yrs)         Type
--------- --------------- ------------------ -------------- ----------------------- ------------- -------- ------------------
  A-1       $124,752,000       Aaa/AAA          10.25% (2)        LIBOR (3)             1-42       1.500         Senior
--------- --------------- ------------------ -------------- ----------------------- ------------- -------- ------------------
  A-2        $85,622,000       Aaa/AAA          10.25% (2)        LIBOR (3)            42-123      6.951        Senior
--------- --------------- ------------------ -------------- ----------------------- ------------- -------- ------------------
  M-1         $8,672,800       Aa2/AA            6.55% (2)   [4.79%] Fixed (4)(5)      39-123      6.744      Subordinate
--------- --------------- ------------------ -------------- ----------------------- ------------- -------- ------------------
  M-2         $6,914,800        A2/A             3.60% (2)   [5.04%] Fixed (4)(5)      39-123      6.744      Subordinate
--------- --------------- ------------------ -------------- ----------------------- ------------- -------- ------------------
  M-3         $6,094,400      Baa2/BBB           1.00% (2)   [5.50%] Fixed (4)(5)      39-123      6.726      Subordinate
--------- --------------- ------------------ -------------- ----------------------- ------------- -------- ------------------
   B          $2,343,933      Baa3/BBB-          0.00% (2)   [5.50%] Fixed (4)(5)      39-112      6.121      Subordinate
--------- --------------- ------------------ -------------- ----------------------- ------------- -------- ------------------
NOTES:	- Prepayment Pricing Speed Assumption is 18% CPR - Certificates will be priced to a 10% clean-up call - Certificates are subject to a variance of +/- 10%

(1)	The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

(2)	Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 0.00% as of the Cut-Off Date. Beginning on the distribution date in May 2004, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 1.00% of the Cut-Off Date unpaid principal balance of the mortgage loans.

(3)	The Pass-Through Rates for the Class A-1 Certificates and the Class A-2 Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the lesser of a) 11% and b) the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans. On the first distribution date after the first possible optional clean-up call, the margins for the Class A-1 and Class A-2 Certificates will increase by 2 times.

(4)	Subject to a cap equal to the weighted average of the net rates on the mortgage loans (the "Net Rate Cap").

(5)	Subject to an increase in the Pass-Through Rate of 0.50% if the optional clean-up call is not exercised.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE COLLATERAL

-	Conventional, one- to four-family, fixed-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below.

-	The mortgage loans are serviced by Wells Fargo Home Mortgage, Inc. (approximately 57%), EMC Mortgage Corp (approximately 32%), Bank of America (approximately 8%) and Washington Mutual Bank, F.A. (approximately 3%).

-	As of the Cut-Off Date, no more than approximately 7% of the mortgage loans will be 31-60 days delinquent and none of the mortgage loans will be greater than 60 days delinquent.

-	As of the Cut-Off Date, no more than 30% of the Mortgage Loans will have been more than 1x30 days delinquent in the past 12 months.

-	The mortgage loans originated by Bank of America generally consist of loans that have document deficiencies, delinquency history or underwriting guideline discrepancies.

-	The mortgage loans originated by Wells Fargo are generally loans that fall outside of their standard origination guidelines based on a variety of factors including debt ratios, loan balances, loan-to-value ratios, lack of primary mortgage insurance, delinquency history or document deficiencies.

-	The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Such loans were originated or intended to be originated based on prime or alt “A” underwriting guidelines.

   ---------------- ------------- ---------- -------- -------- ------- -------- -------- -------- --------
                     Principal      % of      Gross   Net WAC   WAM      AGE     Oterm    Curr
      Loan Type       Balance       Pool       WAC             (mos.)  (mos.)   (mos.)     LTV     FICO
   ---------------- ------------- ---------- -------- -------- ------- -------- -------- -------- --------
   Fixed/1st Lien   $234,399,933    100.00%    6.39%   5.99%    301      21       322      77%      650
   ---------------- ------------- ---------- -------- -------- ------- -------- -------- -------- --------

All collateral information provided herein has been calculated using information as of
February 1, 2004 and may differ +/-10% from the final characteristics of the mortgage pool as of the Cut-Off Date.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Summary of Terms

Depositor:	Bear Stearns Asset Backed Securities, Inc.

Mortgage Loan Seller:	EMC Mortgage Corporation

Master Servicer:	Wells Fargo Bank Minnesota, National Association

Servicers:	Wells Fargo Home Mortgage, Inc. (approximately 57%), EMC Mortgage Corp (approximately 32%), Bank of America (approximately 8%) and Washington Mutual Bank, F.A. (approximately 3%)

Sole Manager:	Bear, Stearns & Co. Inc.

Trustee:	JPMorgan Chase Bank

Rating Agencies:	Moody's Investors Service and Standard & Poor's Ratings Group.

Cut-off Date:	March 1, 2004

Settlement Date:	On or about March 30, 2004

Distribution Date:	25th day of each month (or the next business day), commencing April, 2004

Optional Call:	10% clean-up call

Registration:	The Certificates will be available in book-entry form through DTC.

Denominations:	The Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

Federal Tax Aspects:	REMIC (one or more)

ERISA Considerations:	The Class A-1 Certificates generally may be purchased by, on behalf of, or with plan assets of, a Plan, in reliance on the underwriter's exemption.

SMMEA Eligibility:	The Class A and Class M-1 Certificates will be 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I Advances:	Each servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent specified in its related servicing agreement. The servicers are generally not obligated to make such advances if such cash advances might not be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop each servicer's obligation.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the Servicing Fee Rate (ranging from 0.25% to 0.50%) and (2) the Master Servicing Fee Rate (0.01%).

Interest Payments:	On each Distribution Date holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

The "accrual period" for all of the Certificates except the Class A Certificates will be the calendar month immediately preceding the calendar month in which a distribution date occurs. The "accrual period" for the Class A Certificates will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date.

The trustee will calculate interest on all of the Certificates except the Class A Certificates on a 30/360 basis. The trustee will calculate interest on the Class A Certificates on an actual/360 basis.

Principal Payments:	The Class M and B Certificates will not receive any principal payments until the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A Certificates is equal to zero.

After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the "Priority of Payments."

Credit Enhancement:	Subordination: Initially, [10.25]% for the Class A Certificates, [6.55]% for the Class M-1 Certificates, [3.60]% for the Class M-2 Certificates, [1.00]% for the Class M-3 Certificates and 0.00% for the Class B Certificates.

•	Overcollateralization Initial (% Orig.) OC Target (% Orig.) Stepdown (% Current) OC Floor (% Orig.)	0.00% [1.00]% [2.00]% 0.50%

•	Excess spread, which will initially be equal to approximately [440] bps per annum (before losses), is expected to be available to cover losses and to build OC commencing on the May 2004 Distribution Date.

Interest Distribution Amount:	For any distribution date and each class of offered certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate (as reduced by the interest rate cap) on the Certificate Principal Balance of such Class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls to the extent not covered by compensating interest payable by the Master Servicer.

Principal Remittance Amount:	With respect to any distribution date, the principal portion of all scheduled or unscheduled collections received or advanced on each mortgage loan.

Principal Distribution Amount:	With respect to any distribution date, the Basic Principal Distribution Amount plus the Extra Principal Distribution Amount.

Basic Principal Distribution Amount:	With respect to any distribution date, the excess of (i) the Principal Remittance Amount for such distribution date over (ii) the Overcollateralization Release Amount, if any, for such distribution date.

Extra Principal Distribution Amount:	With respect to any distribution date, the lesser of (x) the Net Monthly Excess Cash-flow for such distribution date and (y) the Overcollateralization Deficiency Amount for such distribution date.

Net Monthly Excess Cash-flow:	For any distribution date, the excess of (x) available funds for such distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates, (B) the Unpaid Interest Shortfall Amounts for the Class A Certificates and (C) the Principal Remittance Amount.

Basis Risk Carry Forward Amount:	For any distribution date for the Class A Certificates, the sum of (i) if on such distribution date the Pass-Through Rate for the Class A Certificates is based on the Net Rate Cap, the excess of (a) the Interest Distribution Amount that would have been payable had the Pass-Through Rate for the Class A Certificates been calculated at the lesser of 11% and the LIBOR-based rate over (b) interest calculated at the Net Rate Cap plus any amounts paid under the Yield Maintenance Agreement plus (ii) any such amounts remaining unpaid from prior distribution dates.

Net WAC Rate Carryover Amount:	With respect to each Class of Offered Certificates and any distribution date on which the Pass-Through Rate is reduced by the Net Rate Cap, the amount equal to the sum of (i) the excess of (x) the amount of interest such class would have been entitled to receive on such distribution date if the Pass-Through Rate had not been reduced by the Net Rate Cap on such distribution date over (y) the amount of interest paid on such distribution date plus (ii) the related Net WAC Rate Carryover Amount for the previous distribution dates not previously distributed.

Stepdown Date:	The earlier to occur of (i) the distribution date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in [April] 2007 and (y) the first distribution date for which the aggregate Certificate Principal Balance of the Class M and Class B Certificates and the Overcollateralization Amount divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to [22.50]%.

Trigger Event:	A 'Trigger Event,' with respect to each Distribution Date after the Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the Stated Principal Balances of the mortgage loans that are 61 days or more delinquent or are in bankruptcy or foreclosure or are REO properties over the sum of the Stated Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds 50% of the aggregate amount of the Class M and Class B Certificates plus the Overcollateralization Amount as a percentage of the aggregate Stated Principal Balance of the mortgage loans.

Priority of Payments:	On each Distribution Date, distributions on the Certificates, to the extent of available funds, will be made according to the following priority:

Interest Distributions:

1)	Concurrently and pro rata based on the amount of accrued interest payable to the Class A-1 and Class A-2 Certificates, to the holders of the Class A-1 and Class A-2 Certificates, the Interest Distribution Amount;

2)	To the holders of the Class M-1, Class M-2, Class M-3 and Class B Certificates, sequentially, the Interest Distribution Amount for each such class;

Principal Distributions:

Prior to the Stepdown Date or on which a Trigger Event is in effect

1)	Sequentially, to the holders of the Class A Certificates as follows: first, to the Class A-1 Certificates, until the Certificate Principal Balance of such class has been reduced to zero and, second, to the Class A-2 Certificates, until the Certificate Principal Balance of such class has been reduced to zero;

2)	To the holders of the Class M-1, Class M-2, Class M-3 and Class B Certificates, sequentially, any remaining Principal Distribution Amount, in each such case, until the Certificate Principal Balance of each such class has been reduced to zero;

On or after the Stepdown Date on which a Trigger Event is not in effect

1)	Sequentially to the holders of the Class A Certificates, the Class A Distribution Amount as follows: first, to the Class A-1 Certificates, until the Certificate Principal Balance of such class has been reduced to zero and second, to the Class A-2 Certificates until the Certificate Principal Balance of such class has been reduced to zero;

2)	To the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

3)	To the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

4)	To the holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and

5)	To the holders of the Class B Certificates, the Class B Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

Net Monthly Excess Cashflow:

1)	Payment to the holders of the class or classes of offered certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, payable to such holders as part of the Principal Distribution Amount;

2)	Payment of Unpaid Interest Shortfall Amounts and any Basis Risk Carry Forward Amount to the holders of the Class A Certificates to the extent not previously reimbursed.

3)	Payment of Unpaid Interest Shortfall Amounts to the holders of the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class B Certificates, in that order, to the extent not previously reimbursed;

4)	Payment of any allocated realized loss amount to the holders of the Class M-1 Certificates;

5)	Payment of any allocated realized loss amount to the holders of the Class M-2 Certificates;

6)	Payment of any allocated realized loss amount to the holders of the Class M-3 Certificates;

7)	Payment of any allocated realized loss amount to the holders of the Class B Certificates;

8)	Payment of the Net WAC Rate Carryover Amount, if any, due to each such class in the following manner and order of priority: first, to the holders of the Class M-1 Certificates, second, to the holders of the Class M-2 Certificates, third, to the holders of the Class M-3 Certificates and fourth, to the holders of the Class B Certificates; and

9)	To the holders of the Class B-IO Certificates and the Class R Certificates, as provided in the pooling and servicing agreement.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Class A Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the Certificate Principal Balance of the Class A Certificates immediately prior to such distribution date over (B) the lesser of (x) [77.50]% of the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

Class M-1 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such distribution date over (B) the lesser of (x) [84.90]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

Class M-2 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such distribution date over (B) the lesser of (x) [90.80]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

Class M-3 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such distribution date over (B) the lesser of (x) [96.00]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

Class B Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class B Certificates immediately prior to such distribution date over (B) the lesser of (x) [98.00]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

Overcollateralization Deficiency Amount:	For any distribution date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such distribution date.

Overcollateralization Release Amount:	For any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization Target Amount:	With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to approximately 1.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 2.00% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) approximately $1,172,000 or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. As of April 1, 2004, the OC Target Amount would have been approximately $2.344 million.

Overcollateralized Amount:	For any distribution date, the amount, if any, by which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate Certificate Principal Balance of the offered certificates as of such distribution date.

Realized Losses:	Any loss on a mortgage loan attributable to the mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

Allocation of Losses:	Any Realized Losses on the mortgage loans will be allocated on any distribution date, first, to Net Monthly Excess Cashflow, second, in reduction of the Overcollateralization Amount, third, to the Class B Certificates, fourth, to the Class M-3 Certificates, fifth, to the Class M-2 Certificates and, sixth, to the Class M-1 Certificates. The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class A Certificates.

Once Realized Losses have been allocated to the Class B or Class M Certificates, such amounts with respect to such certificates will no longer accrue interest.

Allocated Realized Loss Amount:	With respect to the Class M-1, Class M-2, Class M-3 or Class B Certificates and any distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous distribution date.

Yield Maintenance Agreement:	The issuer may benefit from payments from the Yield Maintenance Provider pursuant to a Yield Maintenance Agreement purchased with respect to the Class A Certificates, which is intended to partially mitigate the interest rate risk that could result from the difference between the Formula Rate on the Class A Certificates and the Net Rate Cap.

On each Distribution Date, payments under the Yield Maintenance Agreement will be made on an amount equal to the lesser of (a) the Certificate Principal Balance of the Class A Certificates as of such Distribution Date and (b) the Notional Balance set forth below. The Notional Balance is calculated based on an amortization schedule applying 12% CPR through July 2014 (assuming no losses or delinquencies), and zero thereafter. The Cap Rate will be 11% per annum. It is anticipated that the Yield Maintenance Agreement will include the following terms:

Notional Balance Class A @ 12% CPR	Strike Rate [5.73]%	Months [1-124]

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF FEBRUARY 1, 2004

---------------------------------------------------------------
Loan Characteristic                                 Fixed Pool
---------------------------------------------------------------
Expected Pool Balance                          $234,399,933.01
Average Balance                                    $148,636.61
% Conforming Balances                                   84.71%
---------------------------------------------------------------
WA Gross WAC                                            6.387%
Range of Gross WAC                            3.875% - 13.500%
WA Net WAC (%)                                          5.991%
WAM (mos)                                                  302
WA Age (mos)                                                20
WA Orig. Term (mos)                                        322
---------------------------------------------------------------
Fixed Rate Balloon                                        0.93%
Fixed Rate Fully Amortizing                              99.07%
---------------------------------------------------------------
First Lien / Second Lien                       100.00% /  0.00%
---------------------------------------------------------------
Current Balance
---------------
$0 - $49,999                                             2.15%
$50,000 - $99,999                                       16.33%
$100,000 - $149,999                                     19.00%
$150,000 - $199,999                                     16.15%
$200,000 - $249,999                                     13.11%
$250,000 - $299,999                                     10.65%
$300,000 - $349,999                                      5.04%
$350,000 - $399,999                                      5.32%
$400,000 - $449,999                                      3.41%
$450,000 - $499,999                                      2.03%
$500,000 - $549,999                                      1.56%
$550,000 - $599,999                                      2.45%
$600,000 - $649,999                                      0.81%
$650,000 - $799,999                                      1.20%
$800,000 or above                                        0.79%
---------------------------------------------------------------
Interest Rate
-------------
Up to 5.999%                                            42.70%
6.000% - 6.999%                                         29.18%
7.000% - 7.999%                                         19.19%
8.000% - 8.999%                                          7.65%
9.000% - 9.999%                                          0.93%
10.000% - 10.999%                                        0.16%
11.000% - 11.999%                                        0.13%
12.000% - 12.999%                                        0.02%
13.000% - 13.999%                                        0.02%
14.000% - 14.999%                                         ---%
15.000% and above                                         ---%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF FEBRUARY 1, 2004

--------------------------------------------------------------
Loan Characteristic                                Fixed Pool
--------------------------------------------------------------
Age (Months)
------------
0 - 12                                                 63.35%
13 - 24                                                15.23%
25 - 36                                                 5.98%
37 - 48                                                 1.53%
49 - 60                                                 1.33%
61 - 72                                                 6.44%
73 - 84                                                 1.60%
85 - 96                                                 3.64%
97 and Greater                                          0.91%
Original Term
-------------
1-15 Years                                             17.33%
16-30 Years                                            82.67%
--------------------------------------------------------------
Credit Score
------------
Weighted Average                                          650
Not Available                                           0.42%
Up to 549                                              19.80%
550 to 599                                             10.97%
600 to 649                                             13.00%
650 to 699                                             20.48%
700 and Greater                                        18.97%
750 to 799                                             15.10%
800 and above                                           1.26%
--------------------------------------------------------------
Current CLTV
------------
Weighted Average                                       77.10%
% LTV's > 80%                                          36.33%
% of LTV's > 80% with MI                               96.99%
Insurance
--------------------------------------------------------------
Original CLTV
-------------
Weighted Average                                       77.10%
Up to 10.00%                                             ---%
10.01 - 20.00%                                          0.20%
20.01% - 30.00%                                         0.98%
30.01% - 40.00%                                         2.53%
40.01% - 50.00%                                         4.70%
50.01% - 60.00%                                         7.60%
60.01% - 70.00%                                        13.54%
70.01% - 80.00%                                        34.12%
80.01% - 90.00%                                        14.43%
90.01% - 100.00%                                       18.62%
100.01% and above                                       3.28%
--------------------------------------------------------------

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF FEBRUARY 1, 2004

-------------------------------------------------------------
Loan Characteristic                                Fixed Pool
-------------------------------------------------------------
Occupancy Status
----------------
Owner Occupied                                        91.58%
Investor Property                                      4.67%
Second Home                                            3.76%
Not Available                                           ---%
------------------------------------------------------------
Loan Purpose
------------
Purchase Money                                        43.13%
Construction                                           2.43%
Cash-Out Refi                                         24.92%
Rate/Term Refi                                        29.52%
Other                                                   ---%
------------------------------------------------------------
Insurance
---------
Conventional w/MI                                     24.32%
Conventional w/o MI                                   75.68%
------------------------------------------------------------
Geographic Concentration (> 5%)
------------------------------
California                                            15.75%
Florida                                                4.67%
New York                                               8.51%
Texas                                                  6.63%
------------------------------------------------------------
Property Type
-------------
Single Family Detached                                75.83%
Condominium                                            6.38%
2-4 Family                                             4.40%
Planned Unit Development                               6.88%
Mobile/Manufactured Home                               1.60%
Unknown                                                 ---%
Other                                                  4.91%
------------------------------------------------------------
Loan Type
---------
Fixed Rate Balloon                                     0.93%
Fixed Rate Fully Amortizing                           99.07%
------------------------------------------------------------

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Yield Maintenance Schedule

                            Class A Notional
                            ----------------
Date            Period          Balance
----            ------          -------

25-Apr-04             1        207,562,117.17

25-May-04             2        203,964,159.21

25-Jun-04             3        200,415,307.86

25-Jul-04             4        196,970,806.75

25-Aug-04             5        194,283,343.11

25-Sep-04             6        191,626,139.15

25-Oct-04             7        188,998,864.10

25-Nov-04             8        186,401,190.72

25-Dec-04             9        183,832,795.34

25-Jan-05            10        181,293,357.74

25-Feb-05            11        178,782,561.17

25-Mar-05            12        176,300,092.30

25-Apr-05            13        173,845,641.15

25-May-05            14        171,418,901.12

25-Jun-05            15        169,019,568.87

25-Jul-05            16        166,647,344.37

25-Aug-05            17        164,301,930.81

25-Sep-05            18        161,983,034.57

25-Oct-05            19        159,690,365.22

25-Nov-05            20        157,423,635.44

25-Dec-05            21        155,182,561.01

25-Jan-06            22        152,966,860.80

25-Feb-06            23        150,776,256.69

25-Mar-06            24        148,610,473.57

25-Apr-06            25        146,469,239.28

25-May-06            26        144,352,284.63

25-Jun-06            27        142,259,343.31

25-Jul-06            28        140,190,151.89

25-Aug-06            29        138,144,449.78

25-Sep-06            30        136,121,979.22

25-Oct-06            31        134,122,485.21

25-Nov-06            32        132,145,715.52

25-Dec-06            33        130,191,420.63

25-Jan-07            34        128,259,353.72

25-Feb-07            35        126,349,270.65

25-Mar-07            36        124,460,929.89

25-Apr-07            37        122,594,092.53

25-May-07            38        120,748,522.25

25-Jun-07            39        118,923,985.28

25-Jul-07            40        117,120,250.37

25-Aug-07            41        115,337,088.76

25-Sep-07            42        113,574,274.19

25-Oct-07            43        111,831,582.82

25-Nov-07            44        110,108,793.23

25-Dec-07            45        108,405,686.41

25-Jan-08            46        106,722,045.71

25-Feb-08            47        105,057,656.82

25-Mar-08            48        103,412,307.74

25-Apr-08            49        101,785,788.79

25-May-08            50        100,177,892.52

25-Jun-08            51         98,588,413.75

25-Jul-08            52         97,017,149.52

25-Aug-08            53         95,463,899.05

25-Sep-08            54         93,928,463.74

25-Oct-08            55         92,410,647.14

25-Nov-08            56         90,910,254.93

25-Dec-08            57         89,742,755.50

25-Jan-09            58         88,606,513.28

25-Feb-09            59         87,483,332.88

25-Mar-09            60         86,373,070.10

25-Apr-09            61         85,275,582.32

25-May-09            62         84,190,728.47

25-Jun-09            63         83,118,368.99

25-Jul-09            64         82,058,365.84

25-Aug-09            65         81,010,582.47

25-Sep-09            66         79,974,883.83

25-Oct-09            67         78,951,136.29

25-Nov-09            68         77,939,207.72

25-Dec-09            69         76,938,967.38

25-Jan-10            70         75,950,285.97

25-Feb-10            71         74,973,035.59

25-Mar-10            72         74,007,089.72

25-Apr-10            73         73,052,323.21

25-May-10            74         72,108,612.27

25-Jun-10            75         71,175,834.45

25-Jul-10            76         70,253,868.64

25-Aug-10            77         69,342,595.03

25-Sep-10            78         68,441,895.12

25-Oct-10            79         67,553,985.64

25-Nov-10            80         66,676,374.83

25-Dec-10            81         65,808,948.56

25-Jan-11            82         64,951,593.96

25-Feb-11            83         64,104,199.36

25-Mar-11            84         63,266,654.31

25-Apr-11            85         62,438,849.58

25-May-11            86         61,620,677.10

25-Jun-11            87         60,812,029.97

25-Jul-11            88         60,012,802.47

25-Aug-11            89         59,222,890.01

25-Sep-11            90         58,442,189.16

25-Oct-11            91         57,670,597.58

25-Nov-11            92         56,908,014.06

25-Dec-11            93         56,154,338.49

25-Jan-12            94         55,409,471.85

25-Feb-12            95         54,673,316.19

25-Mar-12            96         53,945,774.62

25-Apr-12            97         53,226,751.30

25-May-12            98         52,516,151.45

25-Jun-12            99         51,813,881.31

25-Jul-12           100         51,119,848.13

25-Aug-12           101         50,433,960.18

25-Sep-12           102         49,756,126.73

25-Oct-12           103         49,086,258.02

25-Nov-12           104         48,424,265.28

25-Dec-12           105         47,770,060.72

25-Jan-13           106         47,123,557.46

25-Feb-13           107         46,484,669.61

25-Mar-13           108         45,853,312.19

25-Apr-13           109         45,229,401.16

25-May-13           110         44,612,853.39

25-Jun-13           111         44,003,586.64

25-Jul-13           112         43,401,519.58

25-Aug-13           113         42,806,571.77

25-Sep-13           114         42,218,663.64

25-Oct-13           115         41,637,716.48

25-Nov-13           116         41,063,652.45

25-Dec-13           117         40,496,394.54

25-Jan-14           118         39,935,866.61

25-Feb-14           119         39,381,993.31

25-Mar-14           120         38,834,700.14

25-Apr-14           121         38,293,913.41

25-May-14           122         37,759,560.22

25-Jun-14           123         37,231,568.48

25-Jul-14           124         36,709,866.87

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.